Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page i

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011

January 1, 2011

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page i

Table of Contents

Article 1	ESTABLISHMENT OF THE PLAN 1

Article 2	DEFINITIONS 3

Article 3	MEMBERSHIP 7

Article 4	SUPPLEMENTAL ACCOUNTS 9

Article 5	NOTIONAL INVESTMENT ALLOCATIONS 10

Article 6	RETIREMENT BENEFITS 11

Article 7	TERMINATION OF EMPLOYMENT 12

Article 8	DEATH PRIOR TO RETIREMENT OR TERMINATION 13

Article 9	FINANCING 14

Article 10	AMENDMENT OR TERMINATION OF SUPPLEMENTAL PLAN
OR BASIC PLAN    17

Article 11	ADMINISTRATION 20

Article 12	GENERAL CONDITIONS 24

Appendix A	DEFINED BENEFIT PROVISIONS

Appendix B	SPECIAL PROVISIONS FOR U.S. MEMBERS

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 1

ARTICLE 1 –ESTABLISHMENT OF THE PLAN

1.1
The Company established the Canadian Pacific Railway Management Supplemental Pension Plan (1998) (the “Management Plan”) and the Canadian Pacific Railway Executive Supplemental Pension Plan (1998) (the “Executive Plan”) (collectively the “Prior Plans”), both effective May 1, 1998. The Management Plan provided supplemental pension benefits primarily on a defined benefit basis to eligible management employees of the Company. The Executive Plan provided supplemental pension benefits primarily on a defined benefit basis to designated executive employees of the Company. The Prior Plans were terminated effective December 31, 2010.

1.2
The Company hereby establishes the Supplemental Plan effective January 1, 2011, to provide retirement benefits to eligible management and executive employees of the Company. The Supplemental Plan provides benefits primarily on a defined contribution basis to eligible Members in excess of the contributions that may be made in respect of such employees under the Basic Plan, which contributions are restricted by the maximum contributions permitted under the Income Tax Act. The Supplemental Plan preserves the supplemental defined contribution account balances, if any, as at December 31, 2010 and the entitlement to a defined benefit pension, if any, under the Prior Plans for service to December 31, 2010. Included as Appendix A are supplemental defined benefit provisions, for the purpose of preserving such legacy lifetime retirement income and related benefits to management or executive employees of the Company who participated in the defined benefit provisions of the Prior Plans. The purpose of Appendix A of the Supplemental Plan is to provide benefits to eligible employees in excess of the benefits payable to such employees under the Basic Plan, which benefits are restricted by the maximum benefits permitted under the Income Tax Act.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 2

1.3
The Supplemental Plan is primarily intended to restore benefits under the Basic Plan to the level that would be available in accordance with the contribution or benefit formula, as applicable, under the Basic Plan if such restrictions were not applicable. However, different benefits may be provided under this Supplemental Plan for individual Members or classes of Members as may be so designated from time to time.

1.4	The Supplemental Plan is intended to be exempt from federal legislation relating to pension plans.

1.5	The Supplemental Plan shall apply in respect of the determination of benefits payable to an eligible employee who retires, dies or terminates employment on or after January 1, 2011.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 3

ARTICLE 2 –    DEFINITIONS
For the purposes of this Supplemental Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

2.1
“Actuarial Equivalent” shall have the meaning attributed to it under the Basic Plan. For greater certainty, the determination of Actuarial Equivalent amounts hereunder will be based on factors and methodologies consistent with those used for similar calculations under the Basic Plan at the time of the calculation, unless otherwise specified herein.

2.2
“Actuary” means a person who is, or a firm one of whose employees is, a Fellow of the Canadian Institute of Actuaries and who is appointed by the Company to carry out actuarial valuations and provide actuarial advice and services as may be required from time to time for the purposes of the Supplemental Plan.

2.3	“Average Year’s Maximum Pensionable Earnings” shall have the same meaning as in the Basic Plan.

2.4	“Basic Plan” means the Canadian Pacific Railway Company Pension Plan consolidated as at January 1, 2009, and as subsequently amended or restated from time to time.

2.5	“Board” means the board of directors of Canadian Pacific Railway Company.

2.6	“Change in Control” means a change in control of the Company as defined in the Company’s Management Stock Option Incentive Plan as amended from time to time.

2.7	“Company” means Canadian Pacific Railway Company.

2.8	“DC Member” means a Member who accrues defined contribution benefits under Appendix B of the Basic Plan or who has ceased accruing defined

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 4

contribution benefits but still maintains his defined contribution accounts thereunder.

2.9	“DC Pension Benefits” means the benefits attributable to, or payable from, a DC Member’s Supplemental Company Account.

2.10	“Date of Cessation of Membership” means the date determined in accordance with Section 3.03.

2.11	“Designated Beneficiary” shall have the same meaning as in the Basic Plan.

2.12	“Effective Date” means January 1, 2011.

2.13	“Employee” shall have the same meaning as in the Basic Plan.

2.14	“Event of Default” shall have the same meaning as in the Trust Agreement.

2.15	“Former Member” shall have the same meaning as in the Basic Plan.

2.16	“Income Tax Act” means the Income Tax Act (Canada), R.S.C. 1985, as amended.

2.17	“Letter of Credit” shall have the same meaning as in the Trust Agreement.

2.18
“Liabilities” means the highest possible actuarial liabilities, determined on a plan termination basis, of the Secured Benefits provided under the Plan over the term of the applicable Letter of Credit, as determined by the Actuary as at the Liability Valuation Date using the methods and assumptions selected by the Actuary, which shall include the assumption that a Change of Control will occur, and taking into account the estimated expenses of operating the Trust Fund including the Trustee's compensation and wind up costs and a reasonable estimate of future Plan expenses.

2.19	“Liability Valuation Date” means date that is three (3) months prior to the effective date of a renewal or replacement Letter of Credit.

2.20	“Management Employee” shall have the same meaning as in the Basic Plan.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 5

2.21
“Member” means an Employee who is a member of the Basic Plan, who has met the eligibility requirements, in accordance with Article 3, to accrue benefits under this Supplemental Plan and who remains contingently or absolutely entitled to a retirement benefit under the Supplemental Plan.

2.22	“Pensionable Service” means any Service, expressed in years, included as pensionable service under the Basic Plan.

2.23	“Pension Committee” means the Pension Committee of the Board.

2.24	“Post-Retirement Spouse” shall have the same meaning as in the Basic Plan.

2.25
“Prior Plans” means the Canadian Pacific Railway Management Supplemental Pension Plan (1998) (the “Management Plan”) and the Canadian Pacific Railway Executive Supplemental Pension Plan (1998) (the “Executive Plan”).

2.26	“Registered Company Account” means the Company Account maintained in respect of a Member under the Basic Plan, as defined under the Basic Plan.

2.27	“Representative Participant” shall have the same meaning as in the Trust Agreement.

2.28	“Retirement Date” means a Normal Retirement Date, Early Retirement Date or Late Retirement Date, as the case may be.

2.29	“Secured Benefits” shall have the same meaning as in the Trust Agreement.

2.30	“Service” shall have the same meaning as in the Basic Plan.

2.31
“Spouse” means the Member’s spouse, if any, as defined under the Basic Plan, who is entitled to benefits from the Basic Plan upon the death of the Member or who would be entitled to such benefits except for having waived them.

2.32	“Supplemental Benefit” means the benefit payable to a Member pursuant to this Supplemental Plan.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 6

2.33	“Supplemental Company Account” means the individual retirement account maintained by the Company with respect to each DC Member in accordance with Section 4.01.

2.34	“Supplemental Plan” means this Canadian Pacific Railway Company Supplemental Retirement Plan.

2.35	“Trust Agreement” means the written agreement in force from time to time between the Company and the Trustee, with respect to the assets of the Trust Fund.

2.36	“Trust Fund” means the trust fund established under the Trust Agreement.

2.37	“Trustee” means a corporation selected by the Company that is authorized to carry on a trust business in Canada.

2.38	“U.S. Code” means the United States Internal Revenue Code of 1986, as amended, and any regulations issued hereunder.

2.39	“U.S. Member” means a Member or Former Member whose benefits under the Supplemental Plan are subject to taxation under the U.S. Code.
In this Supplemental Plan, words importing the singular include the plural and vice versa; words importing the masculine gender include the feminine and vice versa, as the context shall require, and references to a subparagraph, paragraph, section, article or appendix mean a subparagraph, paragraph, section, article or appendix of the Supplemental Plan, unless specified otherwise.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 7

ARTICLE 3 –    MEMBERSHIP

3.1
(a)    Each Employee who was a member of the Prior Plans on December 31, 2010 shall become a Member of the Supplemental Plan on the Effective Date and shall accrue benefits hereunder on a defined contribution or defined benefit basis in respect of a period of Pensionable Service on the same basis as the benefit accruals under the Basic Plan for the same period of Pensionable Service.

(a)
An Employee who is a member of the Basic Plan on December 31, 2010 and who is promoted to a position graded MM1 or higher, or equivalent classification under any of the Company’s salary plans, on or after the Effective Date shall become a Member of the Supplemental Plan and shall accrue benefits on the same basis as the Basic Plan.

(c)	For greater certainty, no Employee hired as a Management Employee on or after the Effective Date shall be entitled to accrue benefits in accordance with Appendix A.

3.2	Every other Employee who:

(a)	is a member of the Basic Plan; and

(b)	holds a position graded MM1 or higher, or equivalent classification under any of the Company’s salary plans, shall be a Member of the Supplemental Plan and shall accrue benefits hereunder on a defined contribution basis.

3.3	Membership in the Supplemental Plan ceases on the earliest of:

(a)	the Retirement Date of the Member;

(b)	the date the Member ceases to be an Employee; and

(c)	the date of termination of the Supplemental Plan.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 8

3.4
Employees who become Members after a Liability Valuation Date, other than Employees who were employed by the Company prior to such Liability Valuation Date and were promoted so as to become Members after such date, shall not have their benefits under the Supplemental Plan securitized by either the Letter of Credit or any assets of the Trust Fund until the date that is three months following the subsequent Liability Valuation Date, and thereafter only to the extent that such benefits are Secured Benefits.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 9

ARTICLE 4 –    SUPPLEMENTAL ACCOUNTS

4.1	The Company shall establish and maintain an individual Supplemental Company Account in respect of each DC Member accruing benefits under the Supplemental Plan.

4.2
In respect of a DC Member who, on December 31, 2010, accrued benefits on a defined contribution basis under the Prior Plans, the opening balance in such DC Member’s Supplemental Company Account as at January 1, 2011 shall be equal to the closing balance in the Member’s Supplemental DC Account (as defined in the Prior Plans) as at December 31, 2010.

4.3
In respect of each month of Service during which the DC Member participates under the Basic Plan, the Company shall make notional allocations to the DC Member’s Supplemental Company Account in an amount equal to the excess, if any, of (a) over (b), as follows, where:

(a)
is the amount of Company contributions that would be made to the DC Member’s Registered Company Account for such month in accordance with Appendix B of the Basic Plan, if the limits as to the maximum contributions as set out in Appendix B of the Basic Plan were not applicable; and

(b)	is the amount of Company contributions actually made to the DC Member’s Registered Company Account for such month in accordance with Appendix B of the Basic Plan.

4.4
The notional allocations, if any, in respect of a DC Member for a month in a calendar year shall be credited to the DC Member’s Supplemental Company Account hereunder not later than the last day of each calendar month that the contributions made to the Basic Plan in respect of the DC Member for the same period are credited under the Basic Plan.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 10

ARTICLE 5 –    NOTIONAL INVESTMENT ALLOCATIONS

5.1
For the purposes of calculating notional investment income under a Member’s Supplemental Company Account, the notional allocations made by the Company to a Member’s Supplemental Company Account shall be based on the performance of the designated investment option(s) selected from time to time by the Company for the purposes of the Supplemental Plan, and such notional allocations may either be a positive or negative amount.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 11

ARTICLE 6 –    RETIREMENT BENEFITS

6.1
If a Member, other than a U.S. Member, retires in accordance with Section B.12.1 of the Basic Plan and has been a Member for two (2) continuous years of Pensionable Service, the Company will pay a Supplemental Benefit to the Member. The Supplemental Benefit payable under this Section 6.01 will be a lump sum payment equal to the balance in the Member’s Supplemental Account at the date of payment, including notional investment allocations up to the last day of the month in which retirement occurs.

6.2
If a Member retires in accordance with Article B.12 of the Basic Plan and has been a Member for less than two (2) continuous years of Pensionable Service, no Supplemental Benefit shall be payable to the Member.

6.3	A U.S. Member shall receive a distribution of his or her Supplemental Benefit, if any, in accordance with Appendix B hereto.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 12

ARTICLE 7 –    TERMINATION BENEFITS

7.1
If a Member, other than a U.S. Member, terminates Service in accordance with Article B.14 of the Basic Plan and has been a Member for two (2) continuous years of Pensionable Service, the Company will pay a Supplemental Benefit to the Member. The Supplemental Benefit payable under this Section 7.01 will be a lump sum amount equal to the balance in the Member’s Supplemental Company Account at the date of payment, including notional investment allocations up to the last day of the month in which termination occurs.

7.2
If a Member terminates in accordance with Article B.14 of the Basic Plan and has been a Member for less than two (2) continuous years of Pensionable Service, no Supplemental Benefit will be payable to the Member.

7.3	A U.S. Member shall receive a distribution of his or her Supplemental Benefit, if any, in accordance with Appendix B hereto.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 13

ARTICLE 8 –    DEATH PRIOR TO RETIREMENT OR TERMINATION

8.1
If a Member, other than a U.S. Member, dies after completing two (2) continuous years of Pensionable Service and his or her benefits are paid in accordance with Article B.13 of the Basic Plan, the Company will pay a Supplemental Benefit to the Spouse, or if there is no Spouse or if the Member and the Spouse have jointly waived the Spouse’s entitlements under the Basic Plan, the Designated Beneficiary. The Supplemental Benefit will be a lump sum amount equal to the balance in the Member’s Supplemental Company Account at the date of payment, including notional investment allocations up to the last day of the month in which death occurs.

8.2
If a Member dies before completing two (2) continuous years of Pensionable Service and his or her benefits are paid in accordance with Article B.13 of the Basic Plan, no Supplemental Benefit will be payable hereunder.

8.3	The Supplemental Benefit of a deceased U.S. Member shall be paid in accordance with Appendix B hereto.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 14

ARTICLE 9 –    FINANCING

9.1	A Member shall neither be required nor permitted to make any contributions to this Supplemental Plan.

9.2	Except as otherwise provided herein, payments to be made by the Company under this Supplemental Plan shall be paid solely out of the general funds of the Company then available for that purpose.

9.3
Prior to the Effective Date the Company shall establish, and shall maintain during the continuance of the Supplemental Plan, a Trust Fund pursuant to a Trust Agreement between the Company and the Trustee, for the purpose of providing security for the funding of the Trust Fund with proceeds of a Letter of Credit in the event that an Event of Default shall occur. Notwithstanding the foregoing, the Company may make contributions to the Trust Fund to fund the Liabilities in accordance with the Trust Agreement.

9.4
(a)    The Company shall make payments to the Trust Fund in accordance with the Trust Agreement. All monies accruing to the Trust Fund shall be deposited into a separate account to the credit of the Trustee and shall not form part of the revenues or assets of the Company. The Trust Fund shall be administered in accordance with the Supplemental Plan and the assets of the Trust Fund other than the Letter of Credit held in the Trust Fund shall be invested in accordance with such directions as the Pension Committee may give. The Pension Committee, on terms and conditions satisfactory to it, may retain the services of an agent or agents or designate employees of the Company to invest or reinvest any of the assets of the Trust Fund other than the Letter of Credit held in the Trust Fund and may, but need not, delegate to any such agent, agents or employees any of the power or authority that may be vested in it in relation to the investment or reinvestment of any such assets.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 15

(b)    There shall be paid from the Trust Fund

(i)	the costs of administering the Supplemental Plan and the Trust Fund, including taxes, to the extent that such costs are not borne by the Company, and

(ii)	all Secured Benefits to be paid under the Supplemental Plan to the extent that such pensions and other benefits are not borne by the Company.

(c)	Subject to the Actuary’s recommendation, the Company shall contribute to the Trust Fund from time to time

(i)
where the Supplemental Plan is to be fully funded, such amount as may be required to enable the Trust Fund to provide for payment of all of the Secured Benefits and administrative costs required to be paid under the Supplemental Plan,

(ii)
where the Supplemental Plan is to be partially funded and partially secured, such amount as is sufficient to enable the Trustee to obtain or renew a Letter of Credit with a face amount at least equal to the Liabilities less the market value of the other assets of the Trust Fund as at the Liability Valuation Date,

(iii)
where the Supplemental Plan is to be fully secured, such amount as is sufficient to enable the Trustee to obtain or renew a Letter of Credit with a face amount at least equal to the Liabilities less the market value of the other assets of the Trust Fund as at the Liability Valuation Date.

Where the Supplemental Plan is to be fully funded, and the Liabilities as at a Liability Valuation Date exceed the market value of the Supplemental Plan’s assets as at such Liability Valuation Date, then the Company shall contribute the amount by which such Liabilities exceed

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Supplemental Retirement Plan
Effective January 1, 2011    Page 16

such value of assets within two (2) months following such Liability Valuation Date (with 50% of such excess deposited in the Trust Fund and 50% remitted to the Canada Revenue Agency as refundable tax).

9.5	(a) If the Company makes a contribution that is subsequently determined to be an overpayment, then such contribution shall be returned to the Company to the extent of the overpayment.

(b)
If at any time the market value of the assets of the Trust Fund (including for greater certainty the face amount of any Letter of Credit held in the Trust Fund) exceeds the greater of the Liabilities and the ongoing liabilities in respect of Secured Benefits that, in the estimation of the Actuary, would exist twenty-four (24) months from the date of such estimate, the Company shall have the right to receive, upon demand for payment made to the Trustee, the payment of all or part of such excess.

(c)	In the event of termination of the Supplemental Plan, amounts payable from the Trust Fund shall be limited to expenses and Secured Benefits in respect of Service up to the date of such termination.

(d)	For greater certainty, nothing herein shall affect the Company’s obligations to provide all benefits under the Supplemental Plan.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 17

ARTICLE 10 –    AMENDMENT OR TERMINATION OF SUPPLEMENTAL PLAN OR BASIC PLAN

10.1
The Company expects to continue the Supplemental Plan indefinitely, but nevertheless reserves the right to amend or discontinue the Supplemental Plan, provided that no such action shall adversely affect the aggregate of the benefits which have accrued under the Basic Plan and the Supplemental Plan immediately prior to the time such action is taken, based on:

(a)
in the case of benefits payable on a defined contribution basis hereunder, the Member’s Registered Company Account and Supplemental Company Account balances as of the date of such amendment or discontinuance; and

(b)
in the case of benefits payable on a defined benefit basis hereunder, the Member’s Pensionable Service, Highest Plan Earnings and Average Year’s Maximum Pensionable Earnings as of the date of such amendment or discontinuance.

10.2
Any amendment to the Supplemental Plan shall be made by the adoption of a resolution of the Board unless the Board’s power or authority to amend the Supplemental Plan has been delegated. All such amendments shall be binding upon the Company and upon each Member.

10.3
It is hereby acknowledged that the Supplemental Benefit payable pursuant to this Supplemental Plan is contingent on the continuation of the Basic Plan. In the event that the Basic Plan is discontinued or terminated, and not replaced by a successor pension plan within the meaning of the Pension Benefits Standards Act, 1985 (Canada), the amount of the Supplemental Benefit payable hereunder shall be determined based on the Member’s Supplemental Company Account balance, Pensionable Service, Highest Plan Earnings and Average Year’s Maximum Pensionable Earnings, as applicable, as at the date of such discontinuance or termination, unless otherwise determined by the Company.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 18

Notwithstanding the foregoing, the discontinuance or termination of the Basic Plan shall not adversely affect the aggregate of the benefits which have accrued to the Member under the Basic Plan and the Supplemental Plan immediately prior to the time such action is taken.

10.4
If the Basic Plan is amended so that references thereto contained in the Supplemental Plan are no longer applicable, the Supplemental Plan shall be deemed to be amended accordingly. No such amendment will be considered to adversely affect any right with respect to benefits which have accrued in aggregate under the Basic Plan and the Supplemental Plan immediately prior to the time such action is taken.

10.5
If, after satisfactory provision for all Supplemental Plan Secured Benefits and expenses has been made following the full termination of the Supplemental Plan, surplus assets remain in the Trust Fund (which for greater certainty includes all applicable refundable taxes received or receivable by the Trust Fund) such surplus assets shall revert to the Company.

10.6
In the event that the Trust Fund is insufficient to make in full the payments required after all refundable tax payable to the Trust Fund is received by the Trustee, the Trustee shall, after provision for the payment of expenses, reduce the payments to Members, their Spouses or beneficiaries in proportion to the insufficiency, as determined by the Actuary, and provided that, in each case, the Trustee may provide for some benefits or partial benefits prior to the receipt of the refundable tax and the remaining benefits after the refundable tax is received.

10.7
Where an Event of Default occurs which results in a draw by the Trustee on the full amount of the Letter of Credit and the Company does not make arrangements enabling the Trustee to renew or replace the Letter of Credit in accordance with the Trust Agreement, the benefit accruals under the Supplemental Plan shall cease as of the date of the Event of Default.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 19

In such event, solely for purposes of the calculation of benefits payable under the Supplemental Plan,

(a)	the Supplemental Plan and the Basic Plan shall be deemed to be terminated as of the date of the Event of Default; and

(b)	all Members shall be deemed to have terminated or retired, as the case may be, as of the date of the Event of Default.
Following the Event of Default, a Member (other than a U.S. Member), Former Member, or Pensioner (or his or her Spouse or Post-Retirement Spouse), as the case may be, may elect to receive a lump sum payment determined in accordance with Appendix A.7 in lieu of the retirement income, determined in accordance with Appendix A, otherwise payable, if any.

10.8
Where, following an Event of Default, a Representative Participant has been appointed in accordance with the Trust Agreement, the Representative Participant shall carry out such duties and responsibilities as set out in the Trust Agreement.

10.9
Where new amendments to the Supplemental Plan’s benefit provisions that increase the Supplemental Plan’s liabilities are adopted after a Liability Valuation Date, and such amendments are not reflected in the Actuary’s computation of the Liabilities as at such date, such amended benefits will not be secured by either the Letter of Credit or any assets of the Trust Fund until three (3) months following the subsequent Liability Valuation Date, unless the Actuary prepares a report reflecting such amendments and the face amount of the Letter of Credit is amended to reflect the associated increase in Liabilities or, if the Supplemental Plan is being fully funded, the Company contributes an amount equal to the increase in Liabilities (with 50% of such amount deposited in the Trust Fund and 50% remitted to the Canada Revenue Agency as refundable tax).

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Supplemental Retirement Plan
Effective January 1, 2011    Page 20

ARTICLE 11 –    ADMINISTRATION

11.1	The Company shall administer this Supplemental Plan and shall adopt such rules as it may deem necessary for its proper administration.
The Company shall have the powers necessary to carry out the administration of the Supplemental Plan, including, but not restricted to, the power:

(a)	to determine all disbursements payable under the Supplemental Plan; and

(b)	to resolve questions involving the interpretation and application of the provisions of the Supplemental Plan.
The Company’s decision in all matters involving the interpretation and application of such rules shall be final, conclusive and binding.

11.2
The Pension Committee shall oversee the operation and administration of the Supplemental Plan and shall be responsible for the investment and/or securitization policies pertaining to, and the management of, the Trust Fund.

11.3
Any reference in the Supplemental Plan to any action to be taken, any consent, approval or opinion to be given, or any discretion or decision to be exercised or made by the Company, shall refer to Canadian Pacific Railway Company, acting through the Board or any other person or persons from time to time authorized by the Board for purposes of the Supplemental Plan. The Company may appoint one or more agents or committees to carry out any act or transaction required for the administration and management of the Supplemental Plan.

11.4
The Company shall ensure that each Member receives a written explanation of the provisions of the Supplemental Plan applicable to such Member together with an explanation of the rights and obligations of such Member with respect to the Supplemental Plan. A written explanation of any subsequent amendments to the Supplemental Plan shall be provided to each Member, or

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Supplemental Retirement Plan
Effective January 1, 2011    Page 21

other person entitled to a payment under the Supplemental Plan, who is or will be affected by the amendments.

11.5
Neither the Company nor any employee, officer or director thereof shall be liable to any person whatsoever for anything done or omitted to be done in respect of the administration of the Supplemental Plan, except where the act or omission was fraudulent or in bad faith on the part of the person against whom a claim is made.

11.6
The Company shall indemnify and save harmless any employee, officer or director of the Company from personal liability in respect of their respective acts or omissions in administering the Supplemental Plan, except where the act or omission was fraudulent or in bad faith on the part of the employee, officer or director.

11.7	Whenever the records of the Company are used for the purposes of the Supplemental Plan, such records shall be conclusive of the facts with which they are concerned.

11.8
Notwithstanding any other provision of the Supplemental Plan, no amount shall be payable to or in respect of a Member until the Member, Spouse or Designated Beneficiary, as applicable, has provided the Company with all information reasonably required to calculate and pay any amounts due under the Supplemental Plan and the Basic Plan.

11.9
If there is a dispute as to whether a person is a Spouse or other person entitled to payments hereunder, or where two or more persons make adverse claims in respect of a benefit, or where a person makes a claim that is inconsistent with information provided by the Member, the Company may obtain court directions and neither the Company nor the Supplemental Plan shall be held liable for any delays in payment of benefits hereunder as a result of any such dispute.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 22

11.10
Where the Company is satisfied, on the basis of medical evidence, that a person entitled to receive any pension or lump sum under this Supplemental Plan is physically or mentally incompetent to receive it and there is no guardian, curator, committee or other representative legally responsible for the estate of such person, the Company may make payment in trust for such person to such other person, group of persons or agency as, in the opinion of the Company, is best qualified to receive and administer the payment.

11.11
In the event that the Company pays an amount to or in respect of a Member in excess of the amount payable under the Supplemental Plan, the amount of the overpayment shall be repaid by the recipient forthwith upon demand for repayment by the Company. Alternatively, the Company may, in its sole discretion, reduce future amounts payable hereunder in respect of the Member in a manner as determined by the Company, on an Actuarial Equivalent basis.

11.12	(a) Each Member and each Spouse shall be given annually a written statement showing the pension benefit to which the Member is entitled at the end of the year.

(b)	Each Member and Spouse may, once in each year of operation of the Supplemental Plan, either personally or by an agent authorized in writing for that purpose,

(i)
examine the Supplemental Plan rules, the reports of the Actuary, the Trust Agreement, and the statement of investment policies at the head office of the Company or at such other place as is agreed to by the Company and the person requesting to examine the documents, and

(ii)	order, in writing, a photocopy of any such documents and the Company shall comply with such order upon payment of such reasonable fee as the Company may fix.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 23

(c)
Where a Member retires or ceases to be a Member, the Company shall give to that Member and to the Spouse or Post-Retirement Spouse (and, in the case of the Member’s death, to the Member’s estate) a written statement of the Member’s pension benefits and other benefits payable under the Supplemental Plan, within thirty (30) days after the Retirement Date or the Date of Cessation of Membership, as the case may be.

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 24

ARTICLE 12 –    GENERAL CONDITIONS

12.1
The adoption and maintenance of this Supplemental Plan shall not be deemed to constitute a contract of employment between the Company and any Member. Nothing contained herein shall be deemed to give to any Member the right to be retained in the service of the Company or to interfere with the right of the Company to terminate the employment of such Member at any time without regard to the effect such treatment might have under the Supplemental Plan upon such Member.

12.2
Notwithstanding Appendix A and the form and manner in which benefits are paid to such person under the Basic Plan, the Company may, in its discretion, require the Member, Spouse or Designated Beneficiary entitled to receive benefits in accordance with Appendix A, as applicable, to receive any Supplemental Benefit payable under Appendix A in a lump sum, in instalments or as a retirement income in the form and manner determined by the Company, in full satisfaction of all rights of the Member, Spouse or Designated Beneficiary under the Supplemental Plan. Such lump sum or retirement income shall be the Actuarial Equivalent of the Supplemental Benefit otherwise payable under Appendix A, where applicable.

12.3
(a)    All benefits to which a person is, or may become, entitled pursuant to this Supplemental Plan are for the support and maintenance of such person and may not in any manner, in whole or in part, be assigned, alienated, sold, transferred, pledged, hypothecated, encumbered or charged and, except as otherwise required by law, shall not be subject to attachment or otherwise by, or on behalf of, the creditors of such person.

(b)
Notwithstanding Section 12.03(a), pursuant to a lawful decree, order or judgment of a competent tribunal, a benefit payable under this Supplemental Plan may be subject to execution, seizure or attachment

Canadian Pacific Railway Company
Supplemental Retirement Plan
Effective January 1, 2011    Page 25

in satisfaction of an order for support or maintenance or may be assigned, pledged, charged, encumbered or alienated to satisfy a division of matrimonial property.

12.4	(a) Supplemental Benefits under this Supplemental Plan shall on divorce, annulment or separation be subject to applicable provincial property law.

(b)
A Member or Former Member may, by written agreement, assign, effective as of divorce, annulment or separation, all or part of that Member’s or Former Member’s pension benefit, pension benefit credit or other benefit under the Supplemental Plan to the Member’s or Former Member’s former Spouse. In the event of such an assignment, the former Spouse shall, in respect of the assigned portion of the Supplemental Benefit, be deemed

(i)	to have been a Member, and

(ii)	to have ceased to be a Member as of the effective date of the assignment, but a subsequent spouse of the former Spouse is not entitled to any Supplemental Benefit in respect of that assigned portion.

(c)
All or part of a Member’s or Former Member’s Supplemental Benefit under the Supplemental Plan may be assigned to the Member’s or Former Member’s former Spouse by court order pursuant to applicable provincial property law.

(d)
Where all or part of a Supplemental Benefit of a Member or Former Member is required to be distributed to the Member’s or Former Member’s former Spouse under a court order or an agreement between the spouses, the Supplemental Benefit may be adjusted so that it becomes payable as two separate pensions, one to the Member or

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Supplemental Retirement Plan
Effective January 1, 2011    Page 26

Former Member and the other to the Member’s or Former Member’s former Spouse, provided that the aggregate of the Actuarial Equivalent lump sum value of the two benefits is not less than the Actuarial Equivalent lump sum value of the benefit.
(e)    The aggregate of

(i)	the Actuarial Equivalent lump sum value of the Supplemental Benefit paid to a Member or Former Member, and

(ii)	the Actuarial Equivalent lump sum value of the Supplemental Benefit paid to the former Spouse of the Member or Former Member pursuant to this paragraph shall not be greater than the Actuarial Equivalent lump sum value of the Supplemental Benefit, as the case may be, that would have been payable to the Member or Former Member had the divorce, annulment or separation not occurred. The Actuarial Equivalent lump sum value shall be determined in accordance with generally accepted actuarial principles for the computation of transfer values from registered pension plans, including, where applicable, the adjustment described in paragraph A.7.01(b).

12.5
No pension, Supplemental Company Account balance or any other benefit under this Supplemental Plan shall be due or commence to be paid to a Member, Former Member, Spouse or Post-Retirement Spouse before any corresponding pension or other benefit of the Member, Former Member, Spouse or Post-Retirement Spouse under the Basic Plan has become due and commenced to be paid.

12.6
Article and Section headings are convenient references only and shall not be deemed to be a part of the substance of the Supplemental Plan or in any way to enlarge or limit the contents of any Article or Section.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 27

12.7
In the event that any provision of this Supplemental Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Supplemental Plan shall be construed and enforced as if such illegal and invalid provision never existed.

12.8
Subject to Article 9, the Member and any person claiming a benefit through him shall have recourse only to the Company for any Supplemental Benefit payable under this Supplemental Plan. Without restricting the generality of the foregoing, the directors, officers and other employees of the Company shall not be liable to any person for any Supplemental Benefit payable hereunder.

12.9
(a)    This Supplemental Plan shall be construed in accordance with the laws of Canada applicable therein, except for those rights and obligations that are solely within the jurisdiction of a province or other competent authority.

(b)
All matters in dispute between parties in relation to the Supplemental Plan shall be finally and conclusively resolved by way of arbitration before an arbitration panel. The provisions of the Arbitration Act (Alberta) and the rules and regulations thereof, where not inconsistent herewith, shall apply. The arbitration panel shall consist of a single arbitrator if the parties agree upon one. If the parties do not agree, the arbitration panel shall consist of three arbitrators, one to be appointed by each party and a third to be chosen by the first two named. The decision of the arbitration panel shall be binding upon the parties and their respective successors and assigns. The arbitration panel may award costs in respect of an arbitration in its sole discretion. All decisions of the arbitration panel shall be final and shall not be subject to appeal.

12.10	All amounts payable under this Supplemental Plan shall be construed as being expressed in the lawful currency of Canada.

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Supplemental Retirement Plan
Effective January 1, 2011    Page 28

12.11	All amounts payable under this Supplemental Plan shall be subject to deductions at source for income taxes or other assessments as may be required by law.

12.12	This Supplemental Plan shall enure to the benefit of and be binding upon the Company and its successors and assigns, the Members and their respective heirs, executors, administrators and assigns.

Canadian Pacific Railway Company
Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-1

Appendix A –    Defined Benefit Provisions
Article A.1 –    Definitions
Only a Member described in Section 3.01 shall be eligible for benefits under this Appendix A, and only for that portion of Pensionable Service, if any, for which the Member is entitled to defined benefits under the Basic Plan.
In this Appendix A and throughout the Supplemental Plan, unless the context clearly indicates otherwise, the following terms have the following meanings:

A.1.1	“American Act” shall have the same meaning as in the Basic Plan.

A.1.2	“Averaged Incentive Compensation” shall have the same meaning as in the Basic Plan.

A.1.3	“Canadian Act” means the Canada Pension Plan or an Act Respecting the Quebec Pension Plan, both as amended from time to time.

A.1.4	“Canadian Average Industrial Wage” shall have the same meaning as in the Basic Plan.

A.1.5	“Consumer Price Index” shall have the same meaning as in the Basic Plan.

A.1.6	“DB Pension Benefits” means the benefits provided under the Supplemental Plan which are not DC Pension Benefits.

A.1.7	“DB Pensionable Service” means only that portion of Pensionable Service, if any, recognized in determining a Member’s defined benefits under the Basic Plan.

A.1.8	“Deemed Earnings” shall have the same meaning as in the Basic Plan.

A.1.9
“Deemed Initial Average Earnings” means the average monthly salary of a Member during the sixty (60) calendar months immediately preceding the month in which the Member became a member of the Basic Plan; and for any month in that period during which the Member was not an Employee, the salary of the Member shall be deemed to be the Member’s basic monthly salary in the month in which the Member became a member of the Basic Plan multiplied by the Canadian Average Industrial Wage for the month in question and divided by the Canadian Average Industrial Wage Index for the month in which the Member became a member of the Basic Plan.

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-2

A.1.10
“Deemed Pensionable Service” means Pensionable Service calculated as if such Pensionable Service had commenced on the first day of the month following the date the Member attained age thirty-five (35).

A.1.11	“Deemed Prior Service” means the excess, if any, of a Member’s Deemed Pensionable Service over the Member’s Pensionable Service.

A.1.12	“Early Retirement Date” shall have the same meaning as in the Basic Plan.

A.1.13	“Earnings” means the salary paid to a Member by the Company, and includes Deemed Earnings.

A.1.14	“Executive Member” means a member of the Executive Plan or a member of the executive group of the Company, as designated by the Company from time to time.

A.1.15	“Former Member” means a person who has ceased membership in the Supplemental Plan.

A.1.16
“Highest Plan Earnings” shall have the same meaning as in the Basic Plan as such definition applies to a Member. For greater certainty such definition shall apply to all periods of a Member’s Pensionable Service.

A.1.17	“Interest” means, with respect to any period, the rate of interest that applies in respect of that period under the Basic Plan.

A.1.18	“Late Retirement Date” shall have the same meaning as in the Basic Plan.

A.1.19
“Pension Accrued” means as at any date, the pension in respect of DB Pension Benefits only to which a Former Member is entitled or to which a Member would be entitled at the Date of Cessation of Membership.

A.1.20	“Pensioner” means a person who, having been a Member or Former Member, has become entitled to the payment of a pension under this Supplemental Plan.

A.1.21	“Retirement Date” means a Normal Retirement Date, Early Retirement Date or Late Retirement Date, as the case may be.

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-3

A.1.22	“Separation from Service” means a U.S. Member’s separation from service within the meaning of Section 409A of the U.S. Code.

A.1.23	“Year’s Maximum Pensionable Earnings” means Year’s Maximum Pensionable Earnings as defined under the Basic Plan.

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-4

Article A.2 –    Pension Formula

A.2.1	In respect of a Member whose DB Pensionable Service was all in Canada, the Supplemental Benefit shall be an amount, calculated as at a Member’s Date of Cessation of Membership, equal to

(a)	the sum of

(i)	two percent (2%) of the Member’s Highest Plan Earnings multiplied by the Member’s DB Pensionable Service in Canada before January 1, 1966,

(ii)
one and three-tenths percent (1.3%) of the Member’s Highest Plan Earnings up to the Average Year’s Maximum Pensionable Earnings multiplied by the Member’s DB Pensionable Service in Canada after December 31, 1965, and

(iii)	two percent (2%) of the Member’s Highest Plan Earnings in excess of the Average Year’s Maximum Pensionable Earnings multiplied by the Member’s DB Pensionable Service in Canada after December 31, 1965, less

(b)	the amount of the Member’s pension accrued in respect of that Service under the Basic Plan.

A.2.2
In respect of a Member whose DB Pensionable Service includes Service outside Canada, the Supplemental Benefit shall be an amount, calculated as at the Member’s Date of Cessation of Membership, equal to

(a)	two percent (2%) of the Member’s Highest Plan Earnings multiplied by the Member’s DB Pensionable Service;
less

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-5

(b)	the sum of

(i)	the amount of the Member’s pension accrued in respect of that Service under the Basic Plan,

(ii)	the pension, if any, to which the Member is entitled under the applicable Canadian Act,

(iii)	the pension, if any, to which the Member is entitled under the applicable American Act, and

(iv)
the pension, if any, to which the Member is entitled under a pension plan sponsored by the government of a country other than Canada or the United States and to which the Company contributed in respect of the Member.

A.2.3	(a) Paragraph A.2.03(b) shall only apply in the case of a Member who:

(i)	was a member of the Executive Plan as of December 31, 2010;

(ii)	has completed five (5) years of Pensionable Service; and

(iii)	(A) was a member of the Executive Plan as of December 31, 2000 and elected to continue to accrue defined benefits under the Basic Plan as of January 1, 2001; or

(B)	was hired on or after January 1, 2001 and prior to July 1, 2010 as a member of the Company’s executive group and elected at the time of such hiring to accrue defined benefits under the Basic Plan.

(b)	For a Member who satisfies the criteria in paragraph A.2.03(a), subject to paragraph A.2.04, where,

(i)	the sum of

(A)	the Member’s Supplemental Benefit calculated in accordance with paragraph A.2.01 or A.2.02, as the case may be,

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-6

(B)	the pension, if any, to which the Member is entitled under the applicable Canadian Act,

(C)	the pension, if any, to which the Member is entitled under the applicable American Act,

(D)
the pension, if any, to which the Member is entitled under a pension plan sponsored by the government of a country other than Canada or the United States and to which the Company contributed in respect of the Member, and

(E)	the Member’s pension accrued under the Basic Plan;
is less than

(ii)	the excess of

(A)	two percent (2%) of the Member’s Highest Plan Earnings multiplied by the Member’s Deemed Pensionable Service, over

(B)	two percent (2%) of the Member’s Deemed Initial Average Earnings multiplied by the Member’s Deemed Prior Service, the Supplemental Benefit calculated in accordance with paragraph A.2.01 or A.2.02, as the case may be, shall be increased by the amount of the shortfall.

A.2.4
Upon retirement or termination of employment, a Member who was a member of the Executive Plan as of December 31, 2000 shall, in respect of the Supplemental Benefit determined under Article A.3 or paragraph A.5.01, as applicable, not receive less than such Supplemental Benefit calculated using the provisions in effect as at December 31, 2000 under paragraph 6.03 of the Executive Plan, and in applying those provisions, using:

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-7

(a)	Deemed Pensionable Service as defined in the Executive Plan as of December 31, 2000, including the relevant vesting provisions in respect thereof; and

(b)	the Executive Plan early retirement reduction factors in effect as of December 31, 2000.

A.2.5	Notwithstanding any other provision of the Supplemental Plan, where an Employee:

(a)
is transferred to a foreign subsidiary of the Company (“Foreign Subsidiary”), and immediately following such transfer holds a position graded MM1 or higher (or equivalent classification under any of the Company’s salary plans),

(b)
is subsequently transferred from the Foreign Subsidiary to the Company and immediately upon transferring from the Foreign Subsidiary to the Company commences accruing DB Pensionable Service as a Member, and

(c)	does not, prior to the Date of Cessation of Membership, withdraw any benefit entitlements from any pension plan operated by the Foreign Subsidiary, then, for purposes of the Supplemental Plan,

(d)
the Member’s cumulative uninterrupted pensionable service while an Employee and while an employee of any Foreign Subsidiary shall be taken into account in determining eligibility for any benefit under the Supplemental Plan,

(e)
if the Member was accruing Pensionable Service on a defined benefit basis under the Basic Plan at the time of the transfer in subparagraph (a), then the Member’s cumulative uninterrupted pensionable service with the Foreign Subsidiary shall be included in DB Pensionable Service,

(f)
if the Member was accruing Pensionable Service on a defined contribution basis under the Basic Plan at the time of transfer in subparagraph (a), then the Member’s cumulative uninterrupted pensionable service with the Foreign Subsidiary commencing from the January 1 coincident with or first following

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-8

the Member’s attainment of age 45 shall be included in DB Pensionable Service, and

(g)
the Actuarial Equivalent of any benefits accrued to the Member under the Supplemental Plan shall be reduced by the Actuarial Equivalent of any benefits under any pension plans operated by the Foreign Subsidiary that accrued to the Member in respect of any service included in DB Pensionable Service.

A.2.6
For the purpose of calculating an amount of Supplemental Benefit under this article, the Member’s right to receive a pension under the Basic Plan shall be deemed to have vested in respect of all Pensionable Service under that plan.

A.2.7
For greater certainty, in determining the amount of Supplemental Benefit payable under this Article A.2, the amount of pension payable under the Basic Plan shall include any amount payable thereunder to any former Spouse of the Member.

A.2.8 (a) Where a Member ceases to hold a position graded MM1 or higher (or equivalent classification under any of the Company’s salary plans), and the
Member does not subsequently hold a position graded MM1 or higher (or equivalent classification under any of the Company’s salary plans), then any benefits to which the Member shall be entitled under the Supplemental Plan shall be determined in accordance with this Section A.2.08.
(b) For purposes of this Section A.2.08, “Demotion Date” means the date that the Member ceases to hold a position graded MM1 or higher (or equivalent classification under any of the Company’s salary plans).
(c) Upon the Member’s Date of Cessation of Membership, the Member’s benefit from the Supplemental Plan shall be determined as the excess, if any, of (i) over (ii) where:

(i)
is the aggregate of the benefits that would have been payable from the Basic Plan and the Supplemental Plan in respect of DB Pensionable Service if the Member had ceased to be a Member as at the Demotion

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-9

Date, except that the Member’s eligibility for such benefits is to be determined with respect to the Member’s age and Pensionable Service as at the Date of Cessation of Membership, and

(ii)	is the portion of the benefits payable from the Basic Plan as at the Date of Cessation of Membership that is in respect of DB Pensionable Service as at the Demotion Date.

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-10

Article A.3 –    Amount of Pension

A.3.1	A Member or Former Member who retires at the Normal Retirement Date shall be entitled to a Supplemental Benefit equal in amount to

(a)	if the Member or Former Member has no Spouse at the Retirement Date, the Supplemental Benefit calculated in accordance with Article A.2;

(b)
if the Member or Former Member has a Spouse at the Retirement Date and the Spouse has elected in prescribed form to receive the Supplemental Benefit described in clause A.6.06(a)(i), as adjusted in accordance with paragraph A.6.07 if applicable, the Supplemental Benefit calculated in accordance with Article A.2; or

(c)
if the Member or Former Member has a Spouse at the Retirement Date and the Spouse has not elected in the manner referred to in subparagraph (b), the Actuarial Equivalent of the Supplemental Benefit calculated in accordance with Article A.2.

A.3.2
(a)    Subject to paragraph A.3.04, where a Member retires with the Company’s consent at an Early Retirement Date and the sum of the Member’s age and Pensionable Service is at least eighty‑five (85) years, the Member is entitled to a Supplemental Benefit equal in amount to

(i)	if the Member has no Spouse at the Retirement Date, the Supplemental Benefit calculated in accordance with Article A.2,

(ii)
if the Member has a Spouse at the Retirement Date and the Spouse has elected in prescribed form to receive the Supplemental Benefit described in clause A.6.06(a)(i), as adjusted in accordance with paragraph A.6.07 if applicable, the Supplemental Benefit calculated in accordance with Article A.2, or

(iii)	if the Member has a Spouse at the Retirement Date and the Spouse has not elected in the manner referred to in clause (ii), the Actuarial

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-11

Equivalent of the Supplemental Benefit calculated in accordance with Article A.2.

(b)
(i)    Subject to clause (ii), in all other cases where a Member or Former Member retires at an Early Retirement Date and has at least two (2) continuous years of Pensionable Service, the Member or Former Member is entitled to a Supplemental Benefit equal to the Actuarial Equivalent of the Supplemental Benefit otherwise payable from the Normal Retirement Date.

(ii)
(A)    Where an Executive Member retires at an Early Retirement Date and does not satisfy the eligibility requirements under subparagraph A.3.02(a), such Member is entitled to a Supplemental Benefit commencing as of the Member’s Early Retirement Date, equal to:

(1)
the Supplemental Benefit calculated in accordance with Article A.2 before the offset for the Member’s pension accrued under the Basic Plan but calculated without regard to paragraph A.2.04, reduced by one‑twelfth (1/12) of six percent (6%) times the number of complete or partial months, if any, by which the Member’s Early Retirement Date precedes his sixtieth (60th) birthday, less

(2)	the Executive Member’s pension accrued under the Basic Plan commencing as of the Member’s Early Retirement Date.

(B)
An Executive Member, other than a U.S. Member, who has not attained age sixty (60) who is entitled to a Supplemental Benefit pursuant to clause (ii)(A) may elect, in lieu thereof, to defer the commencement of his Supplemental Benefit under both the

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-12

Supplemental Plan and the Basic Plan to the last day of any month between his Early Retirement Date and the month in which his sixtieth (60th) birthday occurs (with payments made monthly in arrears). If a Executive Member so elects to defer commencement of his Supplemental Benefit, his Supplemental Benefit shall equal:

(1)
the Supplemental Benefit calculated in accordance with Article A.2 before the offset for the Executive Member’s pension accrued under the Basic Plan but calculated without regard to paragraph A.2.04, reduced by one-twelfth (1/12) of six percent (6%) times the number of complete or partial months by which the Executive Member’s pension commences prior to his sixtieth (60th) birthday, less

(2)	the Executive Member’s pension accrued under the Basic Plan commencing as of the same date.

A.3.3	A Member who retires at a Late Retirement Date and who has at least two (2) continuous years of Pensionable Service shall be entitled to a Supplemental Benefit equal in amount to:

(a)	if the Member has no Spouse at the Retirement Date, the Supplemental Benefit calculated in accordance with Article A.2,

(b)
if the Member has a Spouse at the Retirement Date and the Spouse has elected in prescribed form to receive the Supplemental Benefit described in clause A.6.06(a)(i), as adjusted in accordance with paragraph A.6.07 if applicable, the Supplemental Benefit calculated in accordance with Article A.2,

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-13

(c)
if the Member has a Spouse at the Retirement Date and the Spouse has not elected in the manner referred to in subparagraph (b), the Actuarial Equivalent of the Supplemental Benefit calculated in accordance with Article A.2.

A.3.4
An Executive Member who, upon the occurrence of a Change in Control, has attained age fifty-five (55) and whose age and Pensionable Service is at least eighty-five (85) years is entitled, upon retirement at an Early Retirement Date, without the need for the Company’s consent, to a Supplemental Benefit computed in accordance with the formula in subparagraph A.3.02(a).

A.3.5
For greater certainty, in determining the amount of Supplemental Benefit payable under Section A.3.02, the amount of pension accrued under the Basic Plan shall include any amount payable thereunder to any former Spouse of the Member.

A.3.6
(a)    The pension payable to any Pensioner, other than a U.S. Member, of less than seventy (70) years of age employed by the Company shall, with the approval of the Pensioner, be suspended during the period of such employment.

(b)	Payment of a pension suspended pursuant to subparagraph (a) shall recommence on the first day of the month following the earlier of

(i)	the day the Pensioner attains the age of seventy (70) years, and

(ii)	termination of the period of employment,
and the amount of pension payable to the Pensioner shall be increased so that the value of the pension is Actuarially Equivalent to the value of the pension immediately prior to the period of suspension of payment.

(c)	The Retirement Date of a Pensioner shall not be affected by the suspension or consequent adjustment of a pension pursuant to this paragraph.
Where a Pensioner whose pension has at any time been suspended pursuant to subparagraph A.3.06(a) dies, the benefit to which the Spouse or Post-Retirement Spouse is entitled under Article A.6 shall be calculated on the basis of the pension the Pensioner was receiving at the time of death; and where the Pensioner dies while

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-14

employed by the Company, the pension shall be increased as if the Pensioner had terminated employment on the date of death and not died.

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-15

Article A.4 –    Payment of Pension

A.4.1
(a)    Supplemental Benefits payable under this Appendix A shall be paid in monthly instalments by the Company, or following an Event of Default where the Trustee is required to pay Secured Benefits, out of the Trust Fund or otherwise pursuant to the terms of the Trust Agreement or Article A.7. The first instalment paid by the Company shall, unless otherwise determined by the Company, be made on or about the fifteenth (15th) day after the end of the calendar month following the Member’s Retirement Date. Thereafter, instalments made by the Company shall, unless otherwise determined by the Company, be made on or about the last day of each month throughout the lifetime, including the month of death of the Pensioner.

(b)
Following the death of a Pensioner, monthly instalments, determined in accordance with Article A.6, shall be paid to the Pensioner’s Spouse or Post-Retirement Spouse, as the case may be, if any, commencing with the month following the month of death of the Pensioner, throughout the lifetime, including the month of death, of the Spouse or Post-Retirement Spouse.

A.4.2	Optional Forms of Pension
A Member may, instead of the normal form, elect, prior to the Retirement Date, one of the optional forms of pension specified in this paragraph A.4.02, provided the Member has made an identical election under the Basic Plan. The optional form of pension shall be Actuarially Equivalent to the applicable normal form of pension described in Article A.3 and paragraph A.4.01.

(a)	Life Annuity with a Guaranteed Period
A Member who does not have a Spouse at his Retirement Date may elect a reduced amount of lifetime pension with a guaranteed term of either 120 or 180 months. For greater clarity, in the event the Member dies prior to the end of such guaranteed term, the remaining guaranteed period and payments shall be completed prior to any payments pursuant to subparagraph A.6.06(b).

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-16

(b)	Life Annuity Continuing to Spouse
A Member who has a Spouse at his Retirement Date may elect a reduced amount of pension in a joint and survivor form on the lives of the Member and Spouse. Following the death of the Member, sixty per cent (60%), eighty per cent (80%), or one hundred per cent (100%), as elected by the Member, is payable to the Spouse if surviving, during the continued lifetime of the Spouse.

(c)	An election to receive an optional form of retirement pension under this paragraph may be revoked or changed provided either:

(i)	written notice of such revocation or change is received from the Member by the Company at least 30 days prior to payment of the first instalment of the pension benefit; or

(ii)	the Spouse under a surviving spouse option has died prior to payment of the first instalment of the pension benefit to the Member.

A.4.3
Effective for Supplemental Benefits which are payable to or with respect to a U.S. Member, such Supplemental Benefits shall be payable pursuant to Appendix B hereto, and paragraphs A.4.01 through A.4.02 shall not apply to such benefits.

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-17

Article A.5 –    Termination of Employment

A.5.1
(a)    On termination of employment, a Member who has at least two (2) continuous years of Pensionable Service is entitled to a Supplemental Benefit equal to the Actuarial Equivalent lump sum value of the Member’s Pension Accrued to the Date of Cessation of Membership, adjusted in accordance with subparagraph A.7.01(b).

(b)
In lieu of the Supplemental Benefit calculated in accordance with subparagraph (a), if the Member has made an election under the Basic Plan to receive a pension in lieu of a lump sum, the Member shall receive a Supplemental Benefit calculated in accordance with Article A.2, commencing at the Member’s Normal Retirement Date.

(c)
For greater certainty, except following termination of the Supplemental Plan, if, on termination of employment, a Member has less than two (2) continuous years of Pensionable Service, the Member is not entitled to any Supplemental Benefit under the Supplemental Plan.

(d)	Subject to paragraph A.5.04, in the event an Executive Member’s employment is terminated involuntarily without cause, the Company may, at the sole discretion of the President of the Company,

(i)
if such Executive Member’s termination occurs prior to his attainment of age fifty-five (55), permit the Executive Member to receive a Supplemental Benefit commencing on the last day of the month in which the Executive Member attains his sixtieth (60th) birthday (with payments made monthly in arrears) equal to:

(A)	the Supplemental Benefit calculated in accordance with Article A.2 before the offset for the Executive Member’s pension accrued under the Basic Plan but calculated without regard to paragraph A.2.04,

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Effective January 1, 2011    Page A-18

less

(B)	the Member’s pension accrued under the Basic Plan commencing as of the same date, or a reduced Supplemental Benefit commencing on the last day of any month between his fifty‑fifth (55th) and sixtieth (60th) birthdays (with payments made monthly in arrears) equal to:

(C)
the Supplemental Benefit calculated in accordance with Article A.2 before the offset for the Member’s pension accrued under the Basic Plan but calculated without regard to paragraph A.2.04, reduced by one-twelfth (1/12) of six percent (6%) times the number of complete or partial months by which the Member’s Supplemental Benefit commences prior to his sixtieth (60th) birthday, less

(D)	the Member’s pension accrued under the Basic Plan commencing as of the same date; or

(ii)
If such Member has less than five (5) years of Pensionable Service, waive the five (5) year vesting requirement described in clause A.2.03(a)(ii) when calculating the Member’s Supplemental Benefit in accordance with Article A.2.

A.5.2	In this Article, “termination of employment” means cessation of membership in the Supplemental Plan other than by retirement or death.

A.5.3	No Supplemental Benefit to which the Member is entitled under this Article shall be paid otherwise than as a pension, or in accordance with Article A.7.

A.5.4
Executive Members who, upon the occurrence of a Change in Control, have not attained age fifty-five (55) and who are subsequently involuntarily terminated without cause as a consequence of the Change in Control and prior to attainment of age fifty-

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five (55) are entitled to a Supplemental Benefit computed in accordance with clause A.5.01(d)(i) without the need for the exercise of discretion by the President of the Company.

A.5.5	Supplemental Benefits which are payable to or with respect to a U.S. Member shall be payable pursuant to Appendix B hereto, and paragraphs A.5.01 through A.5.03 shall not apply.

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Effective January 1, 2011    Page A-20

Article A.6 –    Death Benefits

A.6.1
(a)    Where a Member dies before becoming eligible for early retirement, the Member is deemed to have terminated Service on the date of death and, provided that the Member had at least two (2) continuous years of Pensionable Service, the Spouse is entitled to receive the Supplemental Benefit as a lump sum calculated in accordance with subparagraph A.5.01(a).

(b)
In lieu of the benefit provided for in subparagraph (a), if the Spouse has made an election under the Basic Plan to receive a pension in lieu of a lump sum, the Spouse shall receive the Supplemental Benefit as a pension commencing at Normal Retirement Date that is Actuarially Equivalent to that benefit.

A.6.2
(a)    Where a Member dies before becoming eligible for early retirement and has at least fifteen (15) years of Pensionable Service and the sum of the Member’s age and Pensionable Service is at least sixty (60) years, the Spouse shall receive, in lieu of the benefit provided for in paragraph A.6.01, a Supplemental Benefit that is the greater of

(i)	the lump sum calculated in accordance with subparagraph A.5.01(a), and

(ii)
fifty percent (50%) of the Actuarial Equivalent lump sum value of the Member’s Pension Accrued to the Date of Cessation of Membership, calculated as if payable to the Spouse from the end of the month of death.

(b)
In lieu of the Supplemental Benefit provided for in subparagraph (a), if the Spouse has made an election under the Basic Plan to receive a pension in lieu of a lump sum, the Spouse shall receive a pension payable from the end of the month of death that is Actuarially Equivalent to that benefit.

A.6.3	Where a Former Member dies before becoming eligible for early retirement, the Spouse is entitled to receive a Supplemental Benefit payable as a pension commencing

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Effective January 1, 2011    Page A-21

at Normal Retirement Date that is Actuarially Equivalent to the lump sum calculated in accordance with subparagraph A.5.01(a).

A.6.4
Where a Member or Former Member dies after becoming eligible for early retirement, but before retirement, the Spouse is entitled to receive a Supplemental Benefit payable as a pension equal to sixty per cent (60%) of the aggregate pension from the Basic Plan and the Supplemental Plan less the amount paid from the Basic Plan that the Member or Former Member would have been entitled to receive had the Member or Former Member elected to retire on the date of death.

A.6.5
Where a Member dies after becoming eligible for early retirement, but before retirement, and had at least fifteen (15) years of Pensionable Service and the sum of the Member’s age and Pensionable Service is at least sixty (60) years, the Spouse shall receive, in lieu of the benefit provided for in paragraph A.6.04, a Supplemental Benefit that is the greater of

(a)	the pension calculated in accordance with paragraph A.6.04,
and

(b)	a pension equal to fifty per cent (50%) of the Member’s Pension Accrued to the Date of Cessation of Membership.

A.6.6	(a) Where a Pensioner dies, the Spouse of the Pensioner at the Retirement Date is entitled to a Supplemental Benefit equal to,

(i)	if the Spouse elected in prescribed form in accordance with Article A.3, fifty per cent (50%) of the pension that the Pensioner was receiving, or

(ii)
if the Spouse did not elect in prescribed form in accordance with Article A.3, then, sixty per cent (60%), or eighty per cent (80%), or one hundred per cent (100%) of the pension the Pensioner was receiving as elected by the Pensioner under paragraph A.4.02(b);

provided however, that if such Spouse and the Pensioner were parties to a valid agreement or court order determining their entitlement to pension assets

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-22

effective as of divorce, annulment or separation, the Spouse’s entitlement to the pension assets shall be determined by the agreement or court order.

(b)	Where a Pensioner dies and the Pensioner

(i)	had no Spouse at the Retirement Date,

(ii)
had a Spouse at the Retirement Date whose entitlement in respect of the Pensioner’s pension assets was determined by a valid agreement or court order effective as of divorce, annulment or separation, or

(iii)	had a Spouse at the Retirement Date who predeceased the Pensioner, the Pensioner’s Post-Retirement Spouse is entitled to a pension equal to fifty per cent (50%) of the pension that the Pensioner was receiving and of any pension payable to the Pensioner’s Spouse that ceased being payable to the Spouse on the death of the Pensioner, subject, however, to any continuing entitlement of the Spouse at Retirement Date to the Pensioner’s pension assets pursuant to a valid agreement or court order effective as of divorce, annulment or separation.

A.6.7
Notwithstanding anything contained elsewhere in this Article, where a Spouse or Post-Retirement Spouse, as the case may be, has elected to receive, or will by operation of this Article receive, a pension or a lump sum under clause A.6.02(a)(ii), subparagraph A.6.05(b), clause A.6.06(a)(i) or subparagraph A.6.06(b) and the Spouse or Post-Retirement Spouse, as the case may be, is more than ten (10) years younger than the Pensioner, the pension or lump sum to the Spouse or Post-Retirement Spouse shall be reduced by one per cent (1%) for each complete year of difference in their ages beyond ten (10) years and the reduction in respect of any remaining portion of a year of difference shall be calculated proportionately.

A.6.8	No Supplemental Benefit to which a Spouse is entitled under this Article shall be paid otherwise than

(a)	as a pension, or

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-23

(b)	in accordance with Article A.7.

A.6.9	Supplemental Benefits which are payable to or with respect to a U.S. Member shall be payable pursuant to Appendix B hereto, and paragraphs A.6.01 through A.6.08 shall not apply.

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-24

Article A.7 –	Portability

A.7.1	(a) A Member, other than a U.S. Member, who

(i)	is entitled to a Supplemental Benefit in accordance with either Article A.3 or Article A.5; and

(ii)	has elected under the Basic Plan to transfer the Actuarial Equivalent lump sum value of the Basic Plan benefit to which he is entitled, shall be required to receive the Supplemental Benefit described in clause  (i) by way of an Actuarial Equivalent lump sum cash payment. No lump sum shall be paid in respect of a Member before the payment of any corresponding lump sum to which a Former Member or Spouse is entitled under the Basic Plan has been paid.

(b)
The calculation of the Actuarial Equivalent lump sum described in subparagraph (a) shall include an adjustment for the accelerated taxation of such lump sum benefit, determined in accordance with the administrative practice adopted by the Company.

(c)
For a Member for whom clause A.5.01(d)(i) applies, the Actuarial Equivalent lump sum described in subparagraph (a) shall equal the Actuarial Equivalent of the reduced pension to which the Member is entitled if such pension were to commence on the last day of the month in which he attains age fifty-five (55) (with payments made monthly in arrears).

A.7.2
Except where an Event of Default has occurred, no lump sum shall be paid in respect of a Member before the payment of any corresponding lump sum to which a Former Member or Spouse is entitled under the Basic Plan has been paid.

A.7.3	The Former Member or Spouse shall notify the Company of any direction as to the application of any lump sum under this Article.

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Effective January 1, 2011    Page A-25

A.7.4
Interest shall be paid on any amount paid in accordance with this Article A.7 from the day following the Date of Cessation of Membership to the last day of the month preceding the month in which the amount is paid.

A.7.5
The sex of a Member or Former Member or of that person’s Spouse shall not be taken into account for purposes of determining the amount of any benefit to which the Member or Former Member or that person’s Spouse becomes entitled under the Supplemental Plan.

A.7.6	The payment of the Supplemental Benefit in the form of a lump sum shall serve as a full discharge of all rights of the Member to benefits under the Supplemental Plan.

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Effective January 1, 2011    Page A-26

Article A.8 –    Indexation

A.8.1	This Article shall apply to Pensioners, Spouses and Post-Retirement Spouses who, on the first day of January of any year, are

(a)	Pensioners who as of December 31st of the immediately preceding year have reached the age of sixty-five (65) and have been retired for at least five (5) years,

(b)	Spouses or Post-Retirement Spouses, as the case may be, of deceased Pensioners who, had they not died, would have been Pensioners described in subparagraph (a), and

(c)
Spouses of Members who died in Service, who as of December 31st of the immediately preceding year, have been deceased for at least five (5) years and, had they not died, would have reached the age of sixty-five (65).

A.8.2	On the first day of January of each year the pensions then payable to all persons to whom this Article applies shall be increased in accordance with paragraph A.8.3.

A.8.3	The amount by which any pension shall be increased shall be calculated by multiplying

(a)	the lesser of

(i)	fifty per cent (50%) of the annual rate of increase in the Consumer Price Index during the twelve (12) month period ending on the immediately preceding September 30th, and

(ii)	three per cent (3%)
by

(b)	the lesser of

(i)	the sum of the monthly pension then payable under the Supplemental Plan and of the monthly pension then subject to indexation under the Basic Plan, and

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Supplemental Retirement Plan    Appendix A
Effective January 1, 2011    Page A-27

(ii)	(A) $1,500 per month, plus

(B)
in the case of DB Members with Pension Accrued on or after January 1, 2001, 75% of the amount of pension payable to that person which is in excess of $1,500 per month and which is in respect of Pensionable Service on and after January 1, 2001, and subtracting therefrom the monthly amount of that year’s indexation due under the Basic Plan.

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Supplemental Retirement Plan    Appendix B
Effective January 1, 2011    Page B-1

Appendix B –    Special Provisions for U.S. Members
The provisions of Appendix B shall apply to U.S. Members in respect of a period of Pensionable Service that is subject to the provisions of Section 409A of the U.S. Code and shall apply notwithstanding any other provision of the Supplemental Plan.
Article B.1 –    Defined Contribution Provision

B.1.01
Notwithstanding Article 6, the lump sum cash payment pursuant to such article to a DC Member who is a U.S. Member shall be paid within 30 days after the date on which such DC Member has a Separation from Service.

B.1.02
Notwithstanding Article 7, the lump sum cash payment pursuant to such article to a DC Member who is a U.S. Member shall be paid within 30 days after the date on which such DC Member has a Separation from Service.

B.1.03
Notwithstanding Article 8, the lump sum cash payment pursuant to such article to the Spouse or Designated Beneficiary (as defined in the Basic Plan) of a DC Member who is a U.S. Member shall be paid within 30 days after the date of the DC Member’s death.

Article B.2 –    Payment of Defined Benefit Pension

B.2.01
(a)    A U.S. Member whose Separation from Service occurs on or after age 55 shall be entitled to payment of his or her Pension Accrued as of the date of such Separation from Service, payable in monthly instalments by the Company. Subject to paragraph B.1.05, the first instalment paid by the Company shall be made on (or within 10 days after) the fifteenth (15th) day after the end of the calendar month following the date of the U.S. Member’s Separation from Service. Thereafter, instalments made by the Company shall be made on (or within 10 days after) the last day of each month throughout the lifetime, including the month of death, of the U.S. Member.

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Effective January 1, 2011    Page B-2

(b)
Following the death of a Pensioner, monthly instalments, determined in accordance with Article A.6, shall be paid to the Pensioner’s Spouse or Post-Retirement Spouse, as the case may be, if any, commencing with the month following the month of death of the Pensioner, throughout the lifetime, including the month of death, of the Spouse or Post-Retirement Spouse.

B.2.02	(a) Pension benefits, pension benefit credits and any other benefits under this Supplemental Plan shall on divorce, annulment or separation be subject to applicable state property law.

(b)
All or part of a U.S. Member’s pension benefit, pension benefit credit or any other benefit under the Supplemental Plan may be assigned to the U.S. Member’s spouse by court order pursuant to applicable state property law.

(c)
Where all or part of a pension benefit of a U.S. Member is required to be distributed to the U.S. Member’s spouse under a court order, the pension benefit may be adjusted so that it becomes payable as two separate pensions, one to the U.S. Member and the other to the U.S. Member’s spouse, provided that the aggregate of the actuarial present value of the two pensions is not less than the actuarial present value of the pension benefit.

(d)	The aggregate of

(i)	the actuarial present value of the pension benefit or other benefit paid to a U.S. Member, and

(ii)
the actuarial present value of the pension benefit or other benefit paid to the spouse of the U.S. Member pursuant to this paragraph shall not be greater than the actuarial present value of the pension benefit or other benefit, as the case may be, that would have been payable to the U.S. Member had the divorce, annulment or separation not occurred. The actuarial present value shall be determined by the Actuary in accordance with generally accepted actuarial principles for the

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Supplemental Retirement Plan    Appendix B
Effective January 1, 2011    Page B-3

computation of transfer values from registered pension plans, including the adjustment described in paragraph A.7.01(b).

B.2.03	Optional Forms of Pension
A U.S. Member may, instead of the normal form of pension, elect, prior to the Retirement Date, one of the optional forms of pension specified in this paragraph. The optional form of pension shall be actuarially equivalent (within the meaning of regulations under Section 409A of the U.S. Code) to the applicable normal form of pension described in Article A.3 and paragraph A.4.01.

(a)	Life Annuity with a Guaranteed Period
A U.S. Member who does not have a Spouse at his or her Retirement Date may elect a reduced amount of lifetime pension with a guaranteed term of either 120 or 180 months. For greater clarity, in the event the U.S. Member dies prior to the end of such guaranteed term, the remaining guaranteed period and payments shall be completed prior to any payments pursuant to subparagraph B.4.05(b).

(b)	Life Annuity Continuing to Spouse
A U.S. Member who has a Spouse at his or her Retirement Date may elect a reduced amount of pension in a joint and survivor form on the lives of the U.S. Member and Spouse. Following the death of the U.S. Member, a percentage of the pension, either 80% or 100%, as elected by the U.S. Member, is payable to the Spouse if surviving, during the continued lifetime of the Spouse.

(c)	An election to receive an optional form of retirement pension under this section may be revoked or changed, provided either:

(i)	written notice of such revocation or change is received from the U.S. Member by the Company at least 30 days prior to payment of the first instalment of the pension benefit; or

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Effective January 1, 2011    Page B-4

(ii)	the Spouse under a surviving spouse option has died prior to payment of the first instalment of the pension benefit to the U.S. Member.

B.2.04
In accordance with procedures prescribed by the Company and the transition rule set forth in IRS Notice 2005-1, Q&A-19(c), and extended in the preamble to regulations proposed under Section 409A of the U.S. Code, IRS Notice 2006-79 and IRS Notice 2007-86, which permits Members in deferred compensation plans to change the date on which deferred compensation is payable, each person who is a U.S. Member as of December 31, 2008 shall be permitted to make an election prior to December 31, 2008 to receive his or her pension benefit at the time and in the manner elected by such U.S. Member in accordance with this paragraph:

(a)	If the U.S. Member has attained age 55 as of December 31, 2008, such U.S. Member may elect one of the following payment options:

(i)
a pension commencing on the date of the U.S. Member’s Separation from Service, reduced in accordance with all applicable early retirement reduction factors and payable in the normal form under the Supplemental Plan, unless prior to the commencement of such pension benefit the U.S. Member elects one of the pension alternatives set forth in paragraph B.2.03 which is the actuarial equivalent (within the meaning of regulations under Section 409A of the U.S. Code) to the normal form of pension benefit, or

(ii)
a lump sum payment, payable within 30 days after the U.S. Member’s Separation from Service, in an amount equal to the Actuarial Equivalent of the U.S. Member’s Pension Accrued as of the date of such Separation from Service.

(b)
If the U.S. Member has not attained age 55 as of December 31, 2008, such U.S. Member may elect one of the following payment options that will apply if the U.S. Member’s Separation from Service occurs on or after age 55:

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Supplemental Retirement Plan    Appendix B
Effective January 1, 2011    Page B-5

(i)
a pension commencing on the date of the U.S. Member’s Separation from Service, reduced in accordance with all applicable early retirement reduction factors and payable in the normal form under the Supplemental Plan, unless prior to the commencement of such pension benefit the U.S. Member elects one of the pension alternatives set forth in paragraph B.2.03. which is the actuarial equivalent (within the meaning of regulations under Section 409A of the U.S. Code) to the normal form of pension benefit, or

(ii)
a lump sum payment, payable within 30 days after the U.S. Member’s Separation from Service, in an amount equal to the Actuarial Equivalent of the U.S. Member’s Pension Accrued as of the date of such Separation from Service.

(c)	If a U.S. Member does not make an election pursuant to this subparagraph (a) or (b), then such U.S. Member’s pension shall be paid in accordance with paragraph B.2.01.

B.2.05
Pursuant to Section 409A of the U.S. Code, if a U.S. Member is a “specified employee,” within the meaning of Section 409A of the U.S. Code, as of the date of such U.S. Member’s Separation from Service, then no payments with respect to such U.S. Member’s benefit that are payable upon such U.S. Member’s Separation from Service shall be made prior to the six-month anniversary of such Separation from Service, and all payments that would have been paid during such six-month period shall instead be paid during the first month beginning after such six-month anniversary, and all subsequent payments, if any, shall be paid in accordance with paragraph B.2.01, B.2.03 or B.2.04, as applicable. If a U.S. Member dies following the U.S. Member’s separation from service but prior to the commencement of payments pursuant to this paragraph B.2.05, the amount that would have been paid to the U.S. Member prior to the date of death, without regard to the six-month delay in payment pursuant to this paragraph B.2.05, shall be paid to the U.S. Member’s Spouse

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Effective January 1, 2011    Page B-6

or estate within ninety (90) days after the date of the U.S. Member’s death, and all payments after the date of death shall be paid in accordance with Article B.4.

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Supplemental Retirement Plan    Appendix B
Effective January 1, 2011    Page B-7

Article B.3 –    Defined Benefit Entitlements on Termination of Employment

B.3.01
(a)    A U.S. Member who has at least two (2) continuous years of Pensionable Service and whose Separation from Service occurs prior to age 55 shall be entitled to a lump sum payment within 30 days after the date of such Separation from Service, in an amount equal to the Actuarial Equivalent lump sum value of the U.S. Member’s Pension Accrued to the date of such Separation from Service.

(b)
For greater certainty, except following termination of the Supplemental Plan, if, on termination of employment, a U.S. Member has less than two (2) years of Pensionable Service, the U.S. Member is not entitled to any benefit under the Supplemental Plan.

(c)
Subject to subparagraph (d), in the event a U.S. Member’s employment is terminated involuntarily without cause, the Company may, at the sole discretion of the President of the Company, if such U.S. Member has less than five (5) years of Pensionable Service, waive the five (5) year vesting requirement described in clause A.2.03(a)(ii) when calculating the U.S. Member’s pension in accordance with Article A.2.

(d)
Members who, upon the occurrence of a Change in Control, have not attained age fifty-five (55) and who are subsequently involuntarily terminated without cause as a consequence of the Change in Control and prior to attainment of age fifty-five (55) shall be entitled to the pension described in subparagraph B.3.01(c) without the need for the exercise of discretion by the President of the Company.

B.3.02
In accordance with procedures prescribed by the Company and the transition rule set forth in IRS Notice 2005-1, Q&A-19(c), and extended in the preamble to regulations proposed under Section 409A of the U.S. Code, IRS Notice 2006-79 and IRS Notice 2007-86, which permits Members in deferred compensation plans to change the date on which deferred compensation is payable, each person who is a U.S. Member as of

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Supplemental Retirement Plan    Appendix B
Effective January 1, 2011    Page B-8

December 31, 2008 and who has not attained age 55 as of December 31, 2008, may elect one of the following payment options that will apply if the U.S. Member’s Separation from Service occurs prior to age 55:

(a)
a pension commencing on the date on which the U.S. Member attains age 65 payable in the normal form under the Supplemental Plan, unless prior to the commencement of such pension benefit the U.S. Member elects one of the pension alternatives set forth in paragraph B.2.03. which is the actuarial equivalent (within the meaning of regulations under Section 409A of the U.S. Code) to the normal form of pension benefit and which commences at age 65, or

(b)
a lump sum payment, payable within 30 days after the U.S. Member’s Separation from Service, in an amount equal to the Actuarial Equivalent of the U.S. Member’s Pension Accrued as of the date of such Separation from Service.

If a U.S. Member does not make an election pursuant to this paragraph B.3.02, then such U.S. Member’s pension shall be paid in accordance with paragraph B.3.01.

B.3.03
Pursuant to Section 409A of the U.S. Code, if a U.S. Member is a “specified employee,” within the meaning of Section 409A of the U.S. Code, as of the date of such U.S. Member’s Separation from Service, then any lump sum payment that is payable upon such U.S. Member’s Separation from Service shall not be made until the first month beginning after the six-month anniversary of such Separation from Service. If a U.S. Member dies following the U.S. Member’s Separation from Service but prior to the payment pursuant to this paragraph B.3.03, the amount that would have been paid to the U.S. Member prior to the date of death, without regard to the six-month delay in payment pursuant to this paragraph B.3.03, shall be paid to the U.S. Member’s Spouse or estate within ninety (90) days after the date of the U.S. Member’s death.

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Supplemental Retirement Plan    Appendix B
Effective January 1, 2011    Page B-9

Article B.4 –    Defined Benefit Death Benefits

B.4.01
Where a U.S. Member dies prior to attaining age 55, the U.S. Member is deemed to have had a Separation from Service on the date of death and, provided that the U.S. Member had at least two (2) continuous years of Pensionable Service, the Spouse is entitled to receive the lump sum calculated in accordance with paragraph B.3.01.

B.4.02
Where a U.S. Member dies prior to attaining age 55 and has at least fifteen (15) years of Pensionable Service and the sum of the U.S. Member’s age and Pensionable Service is at least sixty (60) years, the Spouse shall receive, in lieu of the benefit provided for in paragraph B.4.01, the greater of

(a)	the lump sum calculated in accordance with paragraph B.3.01, and

(b)
fifty percent (50%) of the Actuarial Equivalent lump sum value of the U.S. Member’s Pension Accrued to the Date of Cessation of Membership, calculated as if payable to the Spouse from the end of the month of death.

B.4.03
Where a U.S. Member dies after attaining age 55, the Spouse is entitled to receive a pension equal to sixty per cent (60%) of the pension that the U.S. Member would have been entitled to receive had the U.S. Member had a Separation from Service on the date of death.

B.4.04
Where a U.S. Member dies after attaining 55, and had at least fifteen (15) years of Pensionable Service and the sum of the U.S. Member’s age and Pensionable Service is at least sixty (60) years, the Spouse shall receive, in lieu of the benefit provided for in paragraph B.4.03, the greater of

(a)	the pension calculated in accordance with paragraph B.4.03, and

(b)	a pension equal to fifty per cent (50%) of the U.S. Member’s Pension Accrued to the Date of Cessation of Membership.

B.4.05	(a) Where a Pensioner, who was a U.S. Member at the time of retirement, dies, the Spouse of the Pensioner at the Retirement Date is entitled to a pension equal to,

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Effective January 1, 2011    Page B-10

(i)	if the Spouse elected in prescribed form in accordance with Article A.3, fifty per cent (50%) of the pension that the Pensioner was receiving, or

(ii)	if the Spouse did not elect in prescribed form in accordance with Article A.3, sixty per cent (60%) of the pension that the Pensioner was receiving;
provided however, that if such Spouse and the Pensioner were parties to a valid court order determining their entitlement to pension assets effective as of divorce, annulment or separation, the Spouse’s entitlement to the pension assets shall be determined by the court order.

(b)	Where a Pensioner, who was a U.S. Member at the time of retirement, dies and the Pensioner

(i)	had no Spouse at the Retirement Date,

(ii)	had a Spouse at the Retirement Date whose entitlement in respect of the Pensioner’s pension assets was determined by a valid court order effective as of divorce, annulment or separation, or

(iii)	had a Spouse at the Retirement Date who predeceased the Pensioner, the Pensioner’s Post-Retirement Spouse is entitled to a pension equal to fifty per cent (50%) of the pension that the Pensioner was receiving and of any pension payable to the Pensioner’s Spouse that ceased being payable to the Spouse on the death of the Pensioner, subject, however, to any continuing entitlement of the Spouse at Retirement Date to the Pensioner’s pension assets pursuant to a valid court order effective as of divorce, annulment or separation.

B.4.06
Notwithstanding anything contained elsewhere in this Article B.4, where a Spouse or Post-Retirement Spouse, as the case may be, will by operation of this Article receive a pension or a lump sum under clause B.4.02(b), subparagraph B.4.04(b), clause B.4.05(a)(i) or subparagraph B.4.05(b) and the Spouse or Post-Retirement Spouse, as the case may be, is more than ten (10) years younger than the Pensioner, the pension or

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lump sum to the Spouse or Post-Retirement Spouse shall be reduced by one per cent (1%) for each complete year of difference in their ages beyond ten (10) years and the reduction in respect of any remaining portion of a year of difference shall be calculated proportionately.